UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 23, 2016

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TetraLogic Pharmaceuticals Corporation
(Exact name of Registrant as specified in its charter)

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Delaware	001-36208	42-1604756
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

343 Phoenixville Pike
Malvern, PA 19355
(610) 889-9900

(Address, Including Zip Code, and Telephone Number,
Including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On February 23, 2016, TetraLogic Pharmaceuticals Corporation ("TetraLogic") received written notice (the “Minimum Bid Price Notification Letter”) from the Listing Qualifications Department of The NASDAQ Stock Market LLC (“Nasdaq”) notifying TetraLogic that it is not in compliance with the minimum bid price of its Primary Equity Securities (the “Minimum Bid Price”) requirement set forth in Nasdaq Listing Rule 5450(a)(1) for continued listing on The Nasdaq Global Market. Nasdaq Listing Rule 5450(a)(1) requires listed securities to maintain a Minimum Bid Price of $1.00 per share, and Listing Rule 5810(c)(3)(A) provides that a failure to meet the Minimum Bid Price requirement exists if the deficiency continues for a period of thirty (30) consecutive business days.  Based on the Minimum Bid Price of TetraLogic’s publicly held shares for the thirty (30) consecutive business days prior to the date of the Minimum Bid Price Notification Letter, TetraLogic no longer meets the Minimum Bid Price requirement.

The Minimum Bid Price Notification Letter does not impact TetraLogic’s listing on The Nasdaq Global Market at this time.  The Minimum Bid Price Notification Letter states that TetraLogic has 180 calendar days, or until August 22, 2016, to regain compliance with Nasdaq Listing Rule 5450(a)(1). To regain compliance, the Minimum Bid Price of TetraLogic’s common stock must reach at least $1.00 for a minimum of ten (10) consecutive business days.

TetraLogic is currently considering available options to resolve its compliance with the Minimum Bid Price requirement and regain compliance with Nasdaq’s Listing Rules.

Also, on February 23, 2016, TetraLogic received written notice (the “MVPHS Notification Letter”) from the Nasdaq Listing Qualifications Department indicating that TetraLogic no longer satisfies the minimum Market Value of Publicly Held Shares (“MVPHS”) requirement set forth in Nasdaq Listing Rule 5450(b)(2)(C) for continued listing on The Nasdaq Global Market. Nasdaq Listing Rule 5450(b)(2)(C) requires listed securities to maintain a minimum MVPHS of $15 million, and Listing Rule 5810(c)(3)(D) provides that a failure to meet the minimum MVPHS requirement exists if the deficiency continues for a period of thirty (30) consecutive business days. Based on the minimum MVPHS of TetraLogic publicly held shares for the thirty (30) consecutive business days prior to the date of the MVPHS Notification Letter, TetraLogic no longer meets the minimum MVPHS requirement.

The MVPHS Notification Letter does not impact TetraLogic’s listing on The Nasdaq Global Market  at this time.  The MVPHS Notification Letter states that TetraLogic has 180 calendar days, or until August 22, 2016, to regain compliance with Nasdaq Listing Rule 5450(b)(2)(c). To regain compliance, TetraLogic’s MVPHS must reach at least $15 million for a minimum of ten (10) consecutive business days.

TetraLogic is currently considering available options to resolve its compliance with the minimum MVPHS requirement and regain compliance with Nasdaq’s Listing Rules.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, TetraLogic has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TetraLogic Pharmaceuticals Corporation

Dated: February 26, 2016	By:	/s/ Richard L. Sherman
		Name:	Richard L. Sherman
		Title:	Senior Vice President, Strategic Transactions, General Counsel and Secretary